Exhibit 99.1

Solaris Announces Agreement to Acquire Mobile Energy Rentals; Announces Renaming to Solaris Energy

Infrastructure; Issues Second Quarter Financial Update

HOUSTON, Texas, July 9, 2024 — (BUSINESS WIRE) — Solaris Oilfield Infrastructure, Inc. (NYSE: SOI) (“Solaris” or the “Company”), today announced that it has entered into a definitive agreement to acquire Mobile Energy Rentals LLC (“MER”), a premier provider of distributed power solutions serving the energy and commercial & industrial (“C&I”) end-markets, for a purchase price of $200 million. Transaction consideration includes $60 million of cash and the issuance of approximately 16.5 million shares of Solaris Class B common stock to MER’s founders and management team, who will join Solaris post-closing.

Transaction Highlights and Strategy

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Scale, end-market diversity, and contractual profile: Entry into critical distributed power infrastructure solutions provides access to multiple, high-growth end-markets; pro forma business mix expected to be >50% distributed power infrastructure, supported by a robust contract profile and a diverse set of end-markets and customers

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Compelling valuation: Initial purchase multiple of 4.0x run-rate contracted Adjusted EBITDA*; MER’s third quarter 2024 Adjusted EBITDA is forecasted to be approximately $12 million - $13 million, representing annualized run-rate Adjusted EBITDA of approximately $50 million; majority of MER’s asset base currently under contract with a leading provider of artificial intelligence computing solutions

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Attractive capital redeployment opportunity: MER’s existing power generation asset base of 153 MW is currently fully-utilized; the fleet is expected to grow to 478 MW by the end of the third quarter of 2025** through the purchase of additional mobile turbines for approximately $308 million and is expected to be deployed at similar return profiles across a diverse customer base

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Experienced and aligned management team: MER’s founders and management team will be fully-integrated into Solaris post-closing, leveraging their long and successful track-record of managing power solutions across a range of end-markets; following the closing of the transaction, MER’s founders and management will own, in aggregate, approximately 27% of Solaris’ outstanding shares

•	Synergies with our business: Operational synergies are available to the combined platform via Solaris’ engineering, manufacturing, field service, commercial and corporate infrastructure

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Committed to growing shareholder value: Conservative pro forma financial profile, with <2.0x leverage* at closing on a run-rate basis with further deleveraging as new power generation equipment is placed into service; committed to maintaining the current $0.48/share annualized dividend, which has been paid for 23 consecutive quarters

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Aligned ownership: After the closing of the transaction, management, insiders and MER’s founders and management team will collectively own >50% of Solaris’ total outstanding shares, creating further alignment between Solaris and its shareholders

Founded in 2022 and based in Houston, Texas, MER provides configurable sets of primarily natural-gas powered mobile turbines and ancillary equipment to energy, data center and other C&I end-markets. MER’s solutions provide reliable and cost-effective power where grid infrastructure may not be available or is unreliable.

Solaris’ Chairman and Chief Executive Officer Bill Zartler commented, “We are excited to welcome the MER team to Solaris and expand our mobile infrastructure solutions offering. MER’s solutions complement our all-electric offering and provide access to new end-market opportunities, including oil and gas production, midstream and downstream activities as well as various C&I applications. As we evaluate the ‘electrification of everything’ and computing power growth needs, we believe reliable power access will become a growing challenge that larger scale, distributed power generation assets are well-positioned to address. Together with MER, we will continue to build on the ten plus years of innovation and leading service quality delivery across our business lines.”

John A. Johnson, MER’s founder and co-owner, commented, “We look forward to joining the Solaris team. We are proud of the market position that we have built at MER and are excited to continue scaling the business. We recognize significant value in Solaris’ existing offering, including a complementary field service team that is skilled in mobilizing and commissioning electric equipment, as well as engineering and manufacturing capabilities that can provide synergies for our business. Additionally, the ability to leverage Solaris’ existing corporate and support infrastructure allows us to focus on growing our operations and satisfying the needs of our customers. I’m excited to have the support of the Solaris team as we embark on the distributed power growth opportunity that we believe is still in its nascent stages.”

Zartler and Johnson jointly commented, “We have strategically secured significant additional turbine capacity for delivery through the third quarter of 2025 that we believe will position us to address the growing power bottlenecks that are unfolding during a period of pronounced power demand growth and supply chain tightness.”

Transaction Financing

At closing, Solaris will fund $60 million of cash to MER’s shareholders and reimburse MER for certain deposits and payments made for the purchase of additional turbines and ancillary equipment. Solaris intends to use a combination of debt financing and free cash flow generated from the current Solaris business to fund the cash due at closing, as well as the acquisition of approximately $308 million of turbines on-order to be delivered through the end of the third quarter of 2025. Solaris has secured committed financing from Banco Santander, Texas Capital Securities, and Woodforest National Bank in the form of a $300 million 364-day senior secured bridge term loan facility. Solaris expects to secure permanent financing prior to closing, and is currently exploring numerous financing avenues, including longer duration term debt and equipment financing.

Transaction Timing and Approvals

Solaris’ Board of Directors has approved the MER acquisition. The transaction is subject to a shareholder vote, receipt of regulatory approvals, and other customary closing conditions. Solaris anticipates the transaction to close by the end of the third quarter of 2024.

Renaming to Solaris Energy Infrastructure, Inc.

Concurrent with the closing of the transaction, Solaris Oilfield Infrastructure, Inc. (NYSE: SOI) intends to rename the Company Solaris Energy Infrastructure, Inc. (NYSE: SEI), which the Company believes more closely aligns with the opportunity to provide an expanded solutions offering to address growing power demand from multiple end-markets, including, but not limited to, the oilfield.

Q2 2024 Financial Update

As of the date of this news release, Solaris has not finalized its financial results for the second quarter of 2024. However, based on preliminary information, Solaris expects second quarter revenue to be between $70 million and $75 million and Adjusted EBITDA to be between $20 million and $21 million for the second quarter of 2024. During the second quarter, Solaris repaid $14 million of debt, ending the quarter with $11 million of net debt.*

These preliminary estimates are derived from the Company’s internal records and are based on the most current information available to management. These estimates are preliminary and inherently uncertain. The Company’s normal reporting processes with respect to the foregoing preliminary estimates have not been fully completed. The Company’s independent auditors have not completed an audit or review of such preliminary estimates. During the course of the Company’s and its auditors’ review on these preliminary estimates, they could identify items that would require adjustments and which could affect the final results. Any such adjustments could be material. These preliminary estimates should not be viewed as indicative of the Company’s financial condition or results as of or for any future period. Actual results could differ from the estimates, trends and expectations discussed herein, and such differences could be material.

Conference Call and Additional Materials

Solaris will host a conference call on Wednesday, July 10, 2024, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time) to discuss the acquisition. An investor presentation regarding the transaction can also be found in the Investor Relations section of the Company’s website at http://www.solarisoilfield.com.

To join the conference call from within the United States, participants may dial (844) 413-3978, or for participants outside of the United States (412) 317-6594. Participants are encouraged to log in to the webcast or dial in to the conference call approximately ten minutes prior to the start time. To listen via live webcast, please visit the Investor Relations section of the Company’s website.

An audio replay of the conference call will be available shortly after the conclusion of the call and will remain available for approximately seven days. It can be accessed by dialing (877) 344-7529 within the United States or (412) 317-0088 outside of the United States. The conference call replay access code is 2285472. The replay will also be available in the Investor Relations section of the Company’s website shortly after the conclusion of the call and will remain available for approximately seven days.

Footnotes:

*	Non-GAAP financial measure. Please see “About Non-GAAP Measures” below.

**	33 MW of investment plan purchases have been paid for and received to-date.

About Solaris Oilfield Infrastructure, Inc.

Solaris Oilfield Infrastructure, Inc. (NYSE: SOI) provides mobile equipment that drives supply chain and execution efficiencies in the completion of oil and natural gas wells. Solaris’ patented systems are deployed across oil and natural gas basins in the United States. Additional information is available on our website, www.solarisoilfield.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to, Solaris’s proposed transaction with the equityholders of MER, Solaris’s ability to consummate the transaction, the benefits of the transaction and Solaris’s future financial performance following the transaction, as well as Solaris’s financing plans, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management, and the other risks discussed in Part I, Item 1A. “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, each filed with the U.S. Securities Exchange Commission (the “SEC”). Solaris’ SEC filings are available publicly on the SEC’s website at www.sec.gov. Forward-looking statements are based on our current expectations and assumptions regarding our transaction with MER, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to the factors discussed or referenced in our filings made from time to time with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with its proposed transaction with the equityholders of MER. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the transaction and the parties to the transaction.

Participants in the Solicitation

The Company, MER and their respective directors, executive officers, other members of their management and their employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2024, and the proxy statement and other relevant materials filed with the SEC in connection with the transaction when they become available. Information concerning the interests of the Company’s and Mobile Energy Rentals LLC’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Non-GAAP Measures

In addition to financial results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), this news release presents non-GAAP financial measures. Management believes that Adjusted EBITDA, leverage (net debt to annualized Adjusted EBITDA) and net debt (total debt less cash and cash equivalents) provide useful information to investors regarding the Company’s financial condition and results of operations because they help facilitate analysis of operating performance. In particular, we view Adjusted EBITDA as an important indicator of performance. We define EBITDA as net income, plus (i) depreciation and amortization expense, (ii) interest expense and (iii) income tax expense, including franchise taxes. We define Adjusted EBITDA as EBITDA plus (i) stock-based compensation expense and (ii) certain non-cash items and extraordinary, unusual or non-recurring gains, losses or expenses.

Although management believes the aforementioned non-GAAP financial measures are good tools for internal use and the investment community in evaluating Solaris’ overall financial performance, the foregoing non-GAAP financial measures should not be considered as a substitute for or superior to other measures of financial performance prepared in accordance with GAAP. However, no reconciliations of these non-GAAP measure to their most directly comparable GAAP measures are available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measures, that have not yet occurred, are out of our control and/or cannot be reasonably predicted given we have not completed any reporting processes for the periods presented.

Contacts:

Yvonne Fletcher

Senior Vice President, Finance and Investor Relations

(281) 501-3070

IR@solarisoilfield.com